                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (s) 240.14a-11(c) or (s) 240.14a-12

                             BIO-LOGIC SYSTEMS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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

[LOGO] Bio-logic(R)
       Systems Corp.

                              One Bio-logic Plaza
                           Mundelein, Illinois 60060

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 22, 2002

                               -----------------

To Our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders of Bio-logic Systems Corp. will be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 22, 2002, at 10:00 A.M. Central Daylight Time, for the following purposes:

    1. To elect three Class I directors to hold office for a term of three years and until their successors are elected and qualified; and

    2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

   The close of business on June 24, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          /s/ Gabriel Raviv
                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Mundelein, Illinois
June 28, 2002

                                PROXY STATEMENT

                               -----------------

                               ANNUAL MEETING OF
                                 STOCKHOLDERS

                               -----------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 22, 2002, at 10:00 A.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors." Any stockholder giving such a proxy may revoke it at any time before it is exercised in any manner permitted by law.

   Only holders of shares of Common Stock of record at the close of business on June 24, 2002 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 4,196,281 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock, to be represented at the meeting in person or by proxy, shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

   The principal executive offices of the Company are located at One Bio-logic Plaza, Mundelein, Illinois 60060. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 28, 2001.

                            PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of June 21, 2002:

Name of Beneficial                                  Amount and Nature of     Percent
Holder or Identity of Group                       Beneficial Ownership (1) of Class (2)
---------------------------                       ------------------------ ------------
Gabriel Raviv, Ph.D..............................         272,402(3)            6.5%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060
Roderick G. Johnson..............................          60,625(4)            1.4%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060
Gil Raviv, Ph.D..................................         308,895(5)            7.4%
933 Sutton Drive
Northbrook, IL 60062
Charles Z. Weingarten, M.D.......................         192,851(6)            4.6%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060
Bernard Levine, M.D..............................         385,143(7)            9.2%
c/o New York Medical Center
Department of Medicine
550 First Avenue
New York, NY 10016
Albert Milstein..................................          42,625(8)            1.0%
Thomas S. Lacy...................................          42,250(9)            1.0%
Irving Kupferberg................................          14,750(10)             *
Craig W. Moore...................................          24,875(11)             *
Lawrence D. Damron...............................              --                 *
All officers and directors as a group (9 persons)         959,273(12)          22.9%

--------
*   Less than 1%

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

(2) Determined on the basis of 4,196,281 shares of Common Stock issued and outstanding, except that shares underlying stock options which are exercisable within 60 days of June 21, 2002 are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.

(3) Includes (i) 50,000 shares underlying immediately exercisable options and
    (ii) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 193,200 shares owned by Ms. Mimi Lutwak as Trustee for the Gabriel Raviv Family Trust, (ii) 210,125 shares owned by Gabriel Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 35,000 shares underlying options which are not exercisable within 60 days.

(4) Includes 60,625 shares underlying immediately exercisable options, but excludes 79,375 shares underlying options which are not exercisable within 60 days.

(5) Includes 7,750 shares underlying immediately exercisable options. Does not include (i) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, (ii) 2,750 shares owned by Gil Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 3,750 shares underlying options which are not exercisable within 60 days.

(6) Includes 14,750 shares underlying immediately exercisable options, but excludes 3,750 shares underlying options which are not exercisable within 60 days.

(7)  Based on a Schedule 13D filed by Dr. Levine.

(8) Includes 9,750 shares underlying immediately exercisable options, but excludes 3,750 shares underlying options which are not exercisable within 60 days.

(9) Includes 13,000 shares underlying immediately exercisable options, but excludes 6,250 shares underlying options which are not exercisable within 60 days.

(10) Includes 9,750 shares underlying immediately exercisable options, but excludes 3,750 shares underlying options which are not exercisable within 60 days.

(11) Includes 24,875 shares underlying immediately exercisable options, but excludes 8,625 shares underlying options which are not exercisable within 60 days.

(12) Includes 190,500 shares underlying immediately exercisable options, but excludes 154,750 shares underlying options which are not exercisable within 60 days.

                             ELECTION OF DIRECTORS

   The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of the current Class I directors expires at the 2002 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the three Class I nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees will become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

Class I directors with terms expiring at the 2002 Annual Meeting:

   Charles Z. Weingarten (63) has been a director of the Company since its inception in March 1979 and was President of the Company from its inception until February 1981, at which time he became Vice President-Medical Products. Dr. Weingarten resigned as Vice President-Medical Products effective August 1995. For more than 22 years, Dr. Weingarten has maintained a private surgical practice. He is an attending physician at Evanston Hospital, Glenbrook Hospital and Swedish Covenant, all located in the Chicago area. Dr. Weingarten is also an Assistant Professor at Northwestern Medical School. Dr. Weingarten received his M.D. degree from Tulane University Medical School and was certified by the American Board of Otolaryngology in 1969.

   Albert Milstein (55) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978. Winston & Strawn renders legal services to the Company.

   Lawrence D. Damron (56) was appointed a director of the Company in February 2002. Mr. Damron is the Senior Vice President and Chief Financial Officer of Aksys, Ltd., a provider of hemodialysis products and services. From June 1999 until December 2000, he was Chief Financial Officer of Everest Healthcare Services, a provider of dialysis and other blood treatment services, and from July 1997 to June 1999 was Senior Vice President, Finance and Treasurer of Evanston Northwestern Healthcare. Mr. Damron was also with Baxter International from 1985 until 1997 where he held a number of key management positions, including Corporate Treasurer from 1992 until 1997.

Class II nominees with terms expiring at the 2003 Annual Meeting:

   Gil Raviv (46) has been a director of the Company since its inception in March 1979 and was Executive Vice President from July 1984 until his resignation effective as of January 1, 1993. Dr. Raviv has been President of SNAP Laboratories, LLC, an apnea and snoring analysis business, since October 1993. Dr. Raviv received his Ph.D. in Electrical Engineering and Computer Sciences from Northwestern University and his M.S. in Physics from the Hebrew University, Jerusalem, Israel. Gil Raviv and Gabriel Raviv are brothers.

   Irving Kupferberg (75) has been a director of the Company since 1983 and has been President of Goldkup Investments, Inc., a firm specializing in packaging investments and syndications, since January 1986. Prior to his retirement on December 31, 1985, Mr. Kupferberg was a partner of the public accounting firm of Kupferberg, Goldberg & Neimark since 1955.

   Roderick G. Johnson (53) has been a director of the Company since September 1999 when he was also named President and Chief Operating Officer of the Company. He founded the NeuroCare Group in 1994 and served as its Chairman, President and Chief Executive Officer until 1999. From 1992 through 1994, Mr. Johnson served as CEO-in-residence at Weiss, Peck & Greer and the Continental Illinois Venture Corporation. In addition, from 1988 through 1991, Mr. Johnson was President and Chief Executive Officer of Domino Amjet, Inc.

Class III nominees with terms expiring at the 2004 Annual Meeting:

   Gabriel Raviv (51) has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. In September 1999, Dr. Raviv relinquished the role of President retaining the position of Chief Executive Officer. He is an Adjunct Professor at Northwestern University. From October 1975 until January 1981, Dr. Raviv was the Director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. Gabriel Raviv and Gil Raviv are brothers.

   Craig W. Moore (57) has been a director of the Company since 1992, and from 1985 to 2001 was formerly Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Mr. Moore has also been President of Continental Health Care, Ltd., an extracorporeal services and supply company, since 1986, and President of New York Dialysis Management, a dialysis management business, since 1990. Mr. Moore has over 21 years of experience in the healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation and Everest Health Care Services Corp.

Committees and Meetings of the Board

   The Board of Directors has an Audit Committee and a Compensation and Options Committee. The Board of Directors held four meetings during the last fiscal year, the Audit Committee held two meetings, and the Compensation Committee held two meetings. Each of the current directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served.

   The Compensation and Options Committee, currently comprised of Craig Moore, Irving Kupferberg and Albert Milstein, is responsible for making recommendations to the Board of Directors on the compensation of the Chief Executive Officer and the Chief Operating Officer, and for administrating the Company's 1994 Stock Option Plan (the "Plan").

   The Audit Committee, currently comprised of Craig Moore, Irving Kupferberg and Lawrence Damron, reviews the Company's internal controls and the objectivity of the Company's financial reporting. It meets with the Company's appropriate financial personnel and the Company's independent public accountants in connection with these reviews. The Audit Committee operates pursuant to a written charter that was filed as an Exhibit to the proxy statement for the 2001 Annual Meeting. Members of the Audit Committee are independent, within the meaning of Rule 4200(a)(15) of the NASD Marketplace Rules.

Audit Committee Report

   The Audit Committee has reviewed the Company's audited financial statements as of and for the fiscal year ended February 28, 2002 and discussed them with the Company's management. In connection with this review, the Audit Committee discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S) 380); received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with Grant Thornton its independence. Based on its review and these discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 28, 2002.

By the Audit Committee:    Craig Moore    Irving Kupferberg      Lawrence Damron

   Pursuant to SEC rules, the information under the caption "Audit Committee Report" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act. It is specifically excluded from any material incorporated by reference in the company's filings under the Securities Act of 1933 or the Exchange Act of 1934, whether such filings occur before or after the date of this Proxy Statement, and notwithstanding anything to the contrary set forth in any filing.

                             DIRECTOR COMPENSATION

   Directors who are not salaried officers of the Company received fees of $2,500 per meeting during fiscal year ended February 28, 2002. Directors have also received, and future directors will be entitled to receive, certain stock options under the Plan. On August 23, 2001 each of the Company's current directors received their annual automatic grant of director options to purchase 2,500 shares; this grant was issued at an exercise price of $5.07 per share.

                            EXECUTIVE COMPENSATION

   The following summary compensation table sets forth all plan and non-plan compensation paid or accrued by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded $100,000 during the fiscal year ended February 28, 2002 (the "named executive officers"), for services rendered during the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000:

                          Summary Compensation Table

                                            Annual Compensation
                                --------------------------------------------
    Name and Principal Position Year  Salary   Bonus   Stock Options Granted
    --------------------------- ---- -------- -------- ---------------------
       Gabriel Raviv, Ph.D..... 2002 $271,693 $173,340         37,500
        Chairman and Chief      2001  248,180       --          2,500
        Executive Officer       2000  215,874  108,754         22,500

       Roderick G. Johnson..... 2002 $224,500 $115,560         37,500
        President and Chief     2001  196,656       --          2,500
        Operating Officer       2000   68,061   44,231        100,000

       Thomas S. Lacy.......... 2002 $134,673 $ 61,278          6,500
        Vice President,         2001  131,431    8,010             --
        Neurology/Sleep,        2000  128,056    8,000          3,000
          North America

   The aggregate amount of all other annual executive compensation in each of the years reported falls below the SEC disclosure requirement limits of the lesser of either (i) $50,000 or (ii) 10% of the total of annual salary and bonus reported for the named executive officer, and therefore is not reported in this document.

                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants

   The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 28, 2002 to each of the named executive officers:

                                   % of Total
                                  Options/SARs
                                   Granted to
                     Options/SARs Employees in Exercise or Base
Name                 Granted (#)  Fiscal Year    Price ($/Sh)   Expiration Date
----                 ------------ ------------ ---------------- ---------------
Gabriel Raviv, Ph.D.    35,000        7.69%         $4.95          06/05/06
Gabriel Raviv, Ph.D.     2,500        0.55%         $5.58          08/23/06
Roderick G. Johnson.    35,000        7.69%         $4.50          06/05/11
Roderick G. Johnson.     2,500        0.55%         $5.07          08/23/11
Thomas S. Lacy......     4,000        0.88%         $3.25          03/01/11
Thomas S. Lacy......     2,500        0.55%         $4.55          10/01/11

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

   The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 28, 2002 by the named executive officers and the number and value of unexercised options held by the named executive officers as of February 28, 2002.

                                                       Number of
                                                  Unexercised Options/ Value of Unexercised In-
                                                  SARs at Fiscal Year-  the-Money Options/SARs
                     Shares Acquired    Value       End Exercisable/      at Fiscal Year-End
Name                 on Exercise (#) Realized ($)    Unexercisable     Exercisable/Unexercisable
----                 --------------- ------------ -------------------- -------------------------
Gabriel Raviv, Ph.D.      8,000        $15,600       34,000/51,000          $33,797/25,755
Roderick G. Johnson.          0        $     0       50,625/89,375          $     0/19,250
Thomas S. Lacy......          0        $     0        12,000/7,250          $16,819/10,363

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE IN CONTROL ARRANGEMENTS

   In May 1986, the Company entered into an employment agreement with Gabriel Raviv, Ph.D. The agreement is for two-year renewable periods and provides for a salary with annual cost of living or other adjustments, benefits and bonuses as the Board of Directors may determine which, for salary and bonus during fiscal 2002, aggregated $445,033. The agreement provides for Dr. Raviv's right to terminate his employment upon any change in control of the Company and to receive upon such termination compensation approximately equal to three times the present value of the average annual compensation received by Dr. Raviv during the five years preceding the year in which the change in control occurs, less any compensation arising out of any stock option or the value of life insurance policies transferred to Dr. Raviv upon such termination. The agreement includes confidentiality and nondisclosure provisions and covenants not to compete for one year after termination of employment.

   In September 1999, the Company entered into an employment agreement with Roderick G. Johnson. The agreement is for an initial term of three years and is renewable for successive one-year terms thereafter, and provides for a salary to be reviewed at least annually by the Board of Directors, as well as benefits and bonuses as the Board of Directors may determine which, for salary and bonus during fiscal 2002, aggregated $340,060. The agreement provides for the payment of one and one-half years of base salary as defined, as well as certain expenses, bonuses and benefits in the event of termination without cause by the Company. The agreement further provides for the payment of three times base salary should certain actions occur as a result of a change in control of the Company. The agreement includes confidentiality and non-disclosure provisions and covenants not to compete for eighteen months after termination of employment.

   The Company has agreed to pay to Thomas S. Lacy a severance payment equal to twelve months' salary if his employment with the Company is terminated at any time, such severance payment to be based upon his minimum annual salary at the time of any such termination.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, except by Gabriel Raviv and Gil Raviv, each with respect to one Form 4 reporting the exercise of options.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending February 28, 2003. Grant Thornton was the independent public accountant for the Company for its fiscal year ended February 28, 2002. A representative of Grant Thornton is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

   If, prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors.

Audit Fees

   The fees billed or expected to be billed by Grant Thornton for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2002 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year totaled approximately $102,000.

Financial Information Systems Design and Implementation Fees

   Grant Thornton LLP did not perform any financial information systems design and implementation services for the Company for the fiscal year ended February 28, 2002.

All Other Fees

   The aggregate fees billed or expected to be billed by Grant Thornton for other services rendered to the Company for the fiscal year ended February 28, 2002 totaled approximately $106,000.

   The Audit Committee has considered and determined that Grant Thornton's provision of non-audit services to the Company is compatible with maintaining Grant Thornton's independence.

                                    GENERAL

   The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

   The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

   The Annual Report of the Company for the fiscal year ended February 28, 2002 is being mailed with this Proxy Statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended February 28, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

                             STOCKHOLDER PROPOSALS

   All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than February 28, 2003, for inclusion in the proxy statement and form of proxy related to that meeting.

                                          By Order of the Board of Directors

                                          /s/ Gabriel Raviv
                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Dated: June 28, 2002

PROXY                       BIO-LOGIC SYSTEMS CORP.                        PROXY

                              One Bio-Logic Plaza
                           Mundelein, Illinois 60060

           The Proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of Bio-logic System Corp., a company organized under the laws of the State of Delaware, hereby appoints Gabriel Raviv and Craig W. Moore as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on June 24, 2002 at the Annual Meeting of Stockholders to be held on August 22, 2002, at 10:00 A.M. Central Daylight Time or at any adjournment thereof.

             (Continued and to be signed and dated on reverse side)
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                            BIO-LOGIC SYSTEMS CORP.

                                August 22, 2002

             \/ Please Detach and Mail in the Envelope Provided \/


A [X] Please mark your votes as in this example.

                           WITHHOLD
                   FOR     AUTHORITY
1.   To elect      [_]        [_]      Nominees:  Charles Z. Weingarten

                                                  Albert Milstein

                                                  Lawrence D. Damron

(Instructions: To withhold authority for any individual nominee, print that nominee's name on the line printed below.)

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2.   In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.


Check here for address change                  [_]

NEW ADDRESS _________________________

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

Date sign and return the Proxy card promptly using the enclosed envelope.



SIGNATURE(S) _________________________________ DATE ______________


______________________________________________ DATE ______________
           SIGNATURE, IF HELD JOINTLY

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.